UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No. )

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TALKSPACE, INC.
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your **Vote** Counts!

TALKSPACE, INC.

2024 Annual Meeting
Vote by June 12, 2024
11:59 PM ET

TALKSPACE, INC.
2578 BROADWAY #607
NEW YORK, NY 10025

V46718-P11819

You invested in TALKSPACE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2024
9:00 AM, Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/TALK2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To Elect Three Directors as Class III Directors to a Term ending at the Company's Annual Meeting in 2027. **Nominees:** 01) Douglas Braunstein 02) Swati Abbott 03) Liat Ben-Zur	For
2. Ratify the appointment of Kost Forer Gabbay and Kasierer, a member of Ernst and Young Global as the Company's independent auditors for the fiscal year ending December 31, 2024.	For
3. To approve, on an advisory basis, the compensation of the Company's named executive officers.	For

NOTE: With respect to such other business as may properly come before the meeting or any adjournment or postponement thereof, the proxy will be voted in the discretion of the named proxies.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V46719-P11819